UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2024

5E ADVANCED MATERIALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41279	87-3426517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9329 Mariposa Road, Suite 210
Hesperia, California		92344
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (442) 221-0225

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FEAM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 24, 2024, 5E Advanced Materials, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) where the following matters were voted upon by the Company’s stockholders:

1.
the election of each of seven directors named in the Proxy Statement to serve on the Board of Directors (the “Board”) until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”);
2.
the ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2024;
3.
approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Susan Brennan and (2) Barry Dick, members of the Board (“Directors”), in the Company’s 2022 Equity Compensation Plan (the “Plan”), each as a separate resolution;
4.
approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the grant of awards to Ms. Brennan pursuant to the Plan;
5.
approval, for purposes of Nasdaq Listing Rule 5635 and for all other purposes, of the issuance of additional shares of the Company’s common stock upon a Make-Whole Fundamental Change and upon conversion of the convertible notes issuable under the Amended and Restated Note Purchase Agreement; and
6.
approval of the adjournment of the 2023 Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Five.

As noted in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 20, 2024 (the “Proxy Statement”), under the rules of the ASX, the Company disregarded votes cast in favor of certain proposals for those shareholders who may have had an interest in the outcome thereof, which voting exclusions impacted the final voting results reflected below.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of Directors	FOR	AGAINST	ABSTAIN
Susan Brennan	3,265,463	21,772,485	3,084,457
David Jay Salisbury	19,198,055	8,278,593	646,368
Stephen Hunt	21,129,400	6,655,940	337,676
H. Keith Jennings	19,466,280	7,812,133	844,603
Sen Ming (Jimmy) Lim	19,785,249	7,436,303	901,464
Graham van’t Hoff	25,999,392	1,265,182	858,442
Barry Dick	27,039,960	224,103	858,953

As disclosed in the Company’s Current Report on Form 8-K filed on June 4, 2024, after mailing of our Proxy Statement commenced, Susan Brennan notified the Company of her resignation as the Company’s President and Chief Executive Officer and as a director of the Board, effective on June 3, 2024, and therefore did not stand for re-election to the Board at the 2023 Annual Meeting. Also effective on June 3, 2024, the Board reduced its size from seven members to six members. Therefore, the six other directors nominated by the Board were elected by the stockholders to serve until the 2024 Annual Meeting and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal, and no vacancies exist on the Board. There were no nominees to office other than the directors elected.

	FOR	AGAINST	ABSTAIN
2. Ratification of the appointment of PwC as the Company’s independent auditors for the 2024 fiscal year	34,005,235	24,692	23,357

3. Approval of certain individuals to participate in the Plan	FOR	AGAINST	ABSTAIN
Susan Brennan	3,824,710	23,584,359	713,947
Barry Dick	20,635,287	1,703,665	655,858

	FOR	AGAINST	ABSTAIN
4. Approval of the grant of awards to Susan Brennan pursuant to the Plan	3,145,361	24,063,668	913,987

	FOR	AGAINST	ABSTAIN
5. Approval of additional shares of common stock related to the convertible notes	25,295,930	995,899	158,799

Based on the foregoing, the director nominees in Proposal 1 were elected, and Items 2, 3, 4, and 5 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

5E Advanced Materials, Inc.

Date:	June 24, 2024	By:	/s/ Paul Weibel
Paul Weibel Chief Executive Officer and Corporate Secretary